UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 20, 2005


                               LECROY CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-26634                   13-2507777
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)            Identification No.)


       700 CHESTNUT RIDGE ROAD
      CHESTNUT RIDGE, NEW YORK                                    10977
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (845) 425-2000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 20, 2005, LeCroy Corporation ("LeCroy" or the "Company") issued a press release announcing its results of operations for the three and nine month periods ended March 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

         The information furnished in this Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements, including those pertaining to LeCroy's belief that demand is continuing to escalate for low- and mid-range oscilloscopes and protocol solutions, LeCroy's optimism concerning its new high-performance digital oscilloscopes and the Company's prospects in the high end oscilloscope market, LeCroy's expectations relating to shipping, launching and performance of its new products, LeCroy's expectation that Protocol Solutions will comprise 10-15 percent of its revenues on an ongoing basis, LeCroy's belief that it is entering into the final phase of its patent dispute litigation and that it is in the Company's best interest to try its patent dispute, LeCroy's expectation that its patent dispute will be brought to conclusion as a result of a November 2005 trial, LeCroy's expectation that its legal expenses will increase in connection with the patent dispute, LeCroy's cautious optimism regarding the Company's fourth quarter of fiscal 2005, LeCroy's expectation that the Company will see greater than 20 percent growth in its fiscal fourth quarter with revenues of approximately $42 to $44 million, LeCroy's expectation that the Company will experience fourth quarter seasonally higher expenses and legal expenses, and LeCroy's anticipation that the Company will see pro forma operating income of approximately $4.5 to $5.5 million in the fourth quarter. These and other factors that could cause actual results to differ materially, are discussed in more detail in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 7, 2004, Form 10-Q filed February 10, 2005, and subsequent filings the Company may make with the SEC from time to time, which can be viewed at the SEC's website at http://www.sec.gov.


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

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

Exhibit No.  Document
-----------  ----------

99.1         Press release dated April 20, 2005.
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


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LECROY CORPORATION,
                                      a Delaware corporation



Date:    April 20, 2005               By:    /s/ Scott D. Kantor
                                             ----------------------------------
                                             Scott D. Kantor
                                             Vice President, Finance, Chief
                                             Financial Officer, Secretary and
                                             Treasurer

EXHIBIT INDEX

Exhibit No.   Document
-----------   -------------

99.1          Press release dated April 20, 2005.

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